UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-23819 (Commission File Number)	76-0547762 (IRS Employer Identification Number)

8121 Bee Caves Road Austin, Texas 78746 (Address of principal executive offices)

(512) 732-0932 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As described in final prospectus, dated May 14, 2007 and filed on May 15, 2007 (the “Prospectus”), with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, Wilson Holdings, Inc. (the “Company”) entered into an Underwriting Agreement on May 14, 2007 (the “Underwriting Agreement”) with Capital Growth Financial, LLC, as representative of the several underwriters identified therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), sold by the Company at a price to the public of $3.25 per share ($3.01 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 750,000 shares of the Company’s Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

See information provided below under “Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year”, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2007, the Company amended and restated its Articles of Incorporation, substantially in the form filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-140747), as amended. A description of the Company’s capital stock giving effect to the amendment and restatement of its Articles of Incorporation has previously been reported by the Company in the Prospectus. The amended and restated articles of incorporation are filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
1.1	Underwriting Agreement, dated May 14, 2007, by and between Wilson Holdings, Inc. and Capital Growth Financial, LLC.
3.2	Amended and Restated Articles of Incorporation of Wilson Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON HOLDINGS, INC.

By: /s/ Arun Khurana

Arun Khurana, Vice President and CFO

Dated: May 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 14, 2007, by and between Wilson Holdings, Inc. and Capital Growth Financial, LLC.
3.2	Amended and Restated Articles of Incorporation of Wilson Holdings, Inc.